Supplement Dated August 3, 2023 to the

Annual Product Information Notice Dated May 1, 2023

Supplement Dated August 3, 2023 to your Annual Product Information Notice

All references to Morgan Stanley VIF Core Plus Fixed Income: Class 1 are deleted in their entirety.

This supplement should be retained with the Annual Product Information Notice for future reference.